EliteDesigns Plus Asset Reallocation
Questions? Call our Service Center at 1-800-888-2461.

Instructions

Use this form to automatically transfer account values to maintain a specific percentage allocation among your current and future investment options. Complete the entire form. Please type or print.

1. Provide General Account Information

❒ Application Attached or Contract Number

Name of Owner
	First	MI	Last

Mailing Address
	Street Address	City	State	ZIP Code

Social Security Number/Tax I.D. Number

Daytime Phone Number	Home Phone Number

2. Set Up Asset Reallocation

Please complete each sub-section.

A.	Effective Date
Date (mm/dd/yyyy – must be between 1st and 28th of the month)

If no date is indicated, or date indicated is prior to the date of receipt, the first transfer will occur on the date the request is received in proper form.

B.	Number of Reallocations (check one):
m One-time reallocation
m Recurring (check frequency):
m Monthly m Quarterly m Semi-Annually m Annually

C.	Future Allocations (check one):
m Allocate future contributions according to the percentages indicated on this form.
m Do not change the allocation of future contributions.

If no option is indicated above, the allocation of future contributions will not be changed.

Please Continue

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3. Provide Investment Directions (continued on page 3)

Please indicate your investment preferences below. Please use whole percentages totaling 100%

%	Adaptive Allocation Portfolio	%	DWS Global Small Cap	%	Goldman Sachs VIT Large	%	Ibbotson Balanced ETF
%	Alger Capital Appreciation		Growth VIP		Cap Value		Asset Allocation
%	Alger Large Cap Growth	%	DWS Global Thematic VIP	%	Goldman Sachs VIT Mid	%	Ibbotson Conservative ETF
%	AllianceBernstein VPS	%	DWS Government &		Cap Value		Asset Allocation
	Global Thematic Growth		Agency Securities VIP	%	Goldman Sachs VIT	%	Ibbotson Growth ETF Asset
%	AllianceBernstein VPS	%	DWS High Income VIP		Strategic Growth		Allocation
	Growth and Income	%	DWS Large Cap Value VIP	%	Goldman Sachs VIT	%	Ibbotson Income and
%	AllianceBernstein VPS	%	Federated Fund for U.S.		Strategic International		Growth ETF Asset
	Small/Mid Cap Value		Government Securities II		Equity		Allocation
%	American Century VP	%	Federated High Income	%	Goldman Sachs VIT	%	ING Clarion Global Real
	Income & Growth		Bond II		Structured Small Cap Equity		Estate
%	American Century VP	%	Fidelity® VIP Balanced	%	Guggenheim VT All Cap	%	ING Clarion Real Estate
	Inflation Protection	%	Fidelity® VIP Contrafund®		Value	%	ING MidCap Opportunities
%	American Century VP	%	Fidelity® VIP Disciplined	%	Guggenheim VT All-Asset	%	Innealta Capital Country
	International		Small Cap		Aggressive Strategy		Rotation
%	American Century VP Mid	%	Fidelity® VIP Emerging	%	Guggenheim VT All-Asset	%	Innealta Capital Sector
	Cap Value		Markets		Conservative Strategy		Rotation
%	American Century VP Value	%	Fidelity® VIP Growth	%	Guggenheim VT All-Asset	%	Invesco V.I. Core Equity
%	BlackRock Basic Value V.I.		Opportunities		Moderate Strategy	%	Invesco V.I. Global Core
%	BlackRock Capital	%	Fidelity® VIP Growth &	%	Guggenheim VT CLS		Equity
	Appreciation V.I.		Income		AdvisorOne Amerigo	%	Invesco V.I. Global Health
%	BlackRock Equity	%	Fidelity® VIP High Income	%	Guggenheim VT CLS		Care
	Dividend V.I.	%	Fidelity® VIP Index 500		AdvisorOne Clermont	%	Invesco V.I. Global Real
%	BlackRock Global	%	Fidelity® VIP Investment	%	Guggenheim VT CLS		Estate
	Allocation V.I.		Grade Bond		AdvisorOne	%	Invesco V.I. Government
%	BlackRock Global	%	Fidelity® VIP Mid Cap		Select Allocation		Securities
	Opportunities V.I.	%	Fidelity® VIP Overseas	%	Guggenheim VT DWA	%	Invesco V.I. High Yield
%	BlackRock High Yield V.I.	%	Fidelity® VIP Real Estate		Flexible Allocation	%	Invesco V.I. International
%	BlackRock Large Cap	%	Fidelity® VIP Strategic	%	Guggenheim VT DWA		Growth
	Core V.I.		Income		Sector Rotation	%	Invesco V.I. Mid Cap Core
%	BlackRock Large Cap	%	Franklin Flex Cap Growth	%	Guggenheim VT Global		Equity
	Growth V.I.		Securities		Managed Futures Strategy	%	Invesco V.I. Small Cap
%	Dimensional VA Global	%	Franklin Growth & Income	%	Guggenheim VT High Yield		Equity
	Bond Portfolio		Securities	%	Guggenheim VT Large Cap	%	Invesco V.I. S&P 500 Index
%	Dimensional VA	%	Franklin High Income		Concentrated Growth	%	Invesco V.I. Utilities
	International Small Portfolio		Securities	%	Guggenheim VT Large Cap	%	Invesco Van Kampen V.I.
%	Dimensional VA	%	Franklin Income Securities		Core		American Franchise
	International Value Portfolio	%	Franklin Large Cap Growth	%	Guggenheim VT Large Cap	%	Invesco Van Kampen V.I.
%	Dimensional VA Short-Term		Securities		Value		American Value
	Fixed Portfolio	%	Franklin Large Cap Value	%	Guggenheim VT Managed	%	Invesco Van Kampen V.I.
%	Dimensional VA U.S. Large		Securities		Asset Allocation		Comstock
	Value Portfolio	%	Franklin Mutual Global	%	Guggenheim VT Mid Cap	%	Invesco Van Kampen V.I.
%	Dimensional VA U.S.		Discovery Securities		Growth		Equity and Income
	Targeted Value Portfolio	%	Franklin Mutual Shares	%	Guggenheim VT Mid Cap	%	Invesco Van Kampen V.I.
%	Direxion Dynamic VP		Securities		Value		Growth and Income
	HY Bond	%	Franklin Rising Dividends	%	Guggenheim VT MSCI	%	Invesco Van Kampen V.I.
%	Dreyfus IP Small Cap		Securities		EAFE Equal Weight		Mid Cap Growth
	Stock Index	%	Franklin Small Cap Value	%	Guggenheim VT Multi-%		Ivy Funds VIP Asset
%	Dreyfus IP Technology		Securities		Hedge Strategies		Strategy
	Growth	%	Franklin Small-Mid Cap	%	Guggenheim VT Small Cap	%	Ivy Funds VIP Balanced
%	Dreyfus Stock Index		Growth Securities		Growth	%	Ivy Funds VIP Core Equity
%	Dreyfus VIF Appreciation	%	Franklin Strategic Income	%	Guggenheim VT Small Cap	%	Ivy Funds VIP Dividend
%	Dreyfus VIF International		Securities		Value		Opportunities
	Value	%	Franklin US Government	%	Guggenheim VT Total	%	Ivy Funds VIP Energy
%	DWS Capital Growth VIP		Securities		Return Bond	%	Ivy Funds VIP Global Bond
%	DWS Core Equity VIP	%	Goldman Sachs VIT	%	Guggenheim VT U.S. Long	%	Ivy Funds VIP Growth
%	DWS Dreman Small Mid		Government Income		Short Momentum	%	Ivy Funds VIP High Income
	Cap Value VIP	%	Goldman Sachs VIT Growth	%	Ibbotson Aggressive Growth	%	Ivy Funds VIP International
			Opportunities		ETF Asset Allocation		Core Equity

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3. Provide Investment Directions (continued from page 2)

%	Ivy Funds VIP International	%	MFS® VIT Investors Growth	%	Putnam VT Global Asset	%	Rydex VT S&P 500 Pure
	Growth		Stock		Allocation		Growth
%	Ivy Funds VIP Limited-Term	%	MFS® VIT Investors Trust	%	Putnam VT Growth	%	Rydex VT S&P 500 Pure
	Bond	%	MFS® VIT New Discovery		Opportunities		Value
%	Ivy Funds VIP Mid Cap	%	MFS® VIT Research	%	Putnam VT High Yield	%	Rydex VT S&P MidCap
	Growth	%	MFS® VIT Research Bond	%	Putnam VT Income		400 Pure Growth
%	Ivy Funds VIP Real Estate	%	MFS® VIT Research	%	Putnam VT Investors	%	Rydex VT S&P MidCap
	Securities		International	%	Putnam VT Voyager		400 Pure Value
%	Ivy Funds VIP Science	%	MFS® VIT Total Return	%	Rydex VT Banking	%	Rydex VT S&P SmallCap
	and Technology	%	MFS® VIT Utilities	%	Rydex VT Basic Materials		600 Pure Growth
%	Ivy Funds VIP Small Cap	%	Morgan Stanley UIF	%	Rydex VT Biotechnology	%	Rydex VT S&P SmallCap
	Growth		Emerging Markets Debt	%	Rydex VT Commodities		600 Pure Value
%	Ivy Funds VIP Small Cap	%	Morgan Stanley UIF		Strategy	%	Rydex VT Strengthening
	Value		Emerging Markets Equity	%	Rydex VT Consumer		Dollar 2x Strategy
%	Ivy Funds VIP Value	%	Neuberger Berman AMT		Products	%	Rydex VT Technology
%	Janus Aspen Enterprise		Guardian	%	Rydex VT Dow 2x Strategy	%	Rydex VT
%	Janus Aspen Forty	%	Neuberger Berman AMT	%	Rydex VT Electronics		Telecommunications
%	Janus Aspen Janus Portfolio		Socially Responsive	%	Rydex VT Energy	%	Rydex VT Transportation
%	Janus Aspen Overseas	%	Oppenheimer Global	%	Rydex VT Energy Services	%	Rydex VT U.S. Government
%	Janus Aspen Perkins Mid		Securities Fund/VA	%	Rydex VT Europe 1.25x		Money Market
	Cap Value	%	Oppenheimer Global		Strategy	%	Rydex VT Utilities
%	JPMorgan Insurance Trust		Strategic Income Fund/VA	%	Rydex VT Financial	%	Rydex VT Weakening Dollar
	Core Bond Portfolio	%	Oppenheimer International		Services		2x Strategy
%	JPMorgan Insurance Trust		Growth Fund/VA	%	Rydex VT Government Long	%	T. Rowe Price Blue Chip
	International Equity Portfolio	%	Oppenheimer Main Street		Bond 1.2x Strategy		Growth
%	JPMorgan Insurance Trust		Small- & Mid-Cap Fund®/VA	%	Rydex VT Health Care	%	T. Rowe Price Equity
	Intrepid Growth Portfolio	%	PIMCO VIT All Asset	%	Rydex VT Internet		Income
%	JPMorgan Insurance Trust	%	PIMCO VIT	%	Rydex VT Inverse Dow 2x	%	T. Rowe Price Health
	Intrepid MidCap Portfolio		CommodityRealReturn		Strategy		Sciences
%	JPMorgan Insurance Trust		Strategy	%	Rydex VT Inverse	%	T. Rowe Price Limited-Term
	MidCap Growth Portfolio	%	PIMCO VIT Emerging		Government Long Bond		Bond
%	JPMorgan Insurance Trust		Markets Bond		Strategy	%	Templeton Developing
	Small Cap Core Portfolio	%	PIMCO VIT Foreign Bond	%	Rydex VT Inverse Mid-Cap		Markets Securities
%	JPMorgan Insurance Trust		(Unhedged)		Strategy	%	Templeton Foreign
	US Equity Portfolio	%	PIMCO VIT Global Bond	%	Rydex VT Inverse		Securities
%	Lord Abbett Series Bond-		(Unhedged)		NASDAQ-100® Strategy	%	Templeton Global Bond
	Debenture VC	%	PIMCO VIT High Yield	%	Rydex VT Inverse Russell		Securities
%	Lord Abbett Series	%	PIMCO VIT Low Duration		2000® Strategy	%	Templeton Growth
	Calibrated Dividend	%	PIMCO VIT Real Return	%	Rydex VT Inverse S&P		Securities
	Growth VC	%	PIMCO VIT Short-Term		500 Strategy	%	Third Avenue Value
%	Lord Abbett Series	%	PIMCO VIT Total Return	%	Rydex VT Japan 2x	%	Van Eck VIP Global Hard
	Classic Stock VC	%	Pioneer Bond VCT		Strategy		Assets
%	Lord Abbett Series	%	Pioneer Emerging Markets	%	Rydex VT Leisure	%	Wells Fargo Advantage
	Developing Growth VC		VCT	%	Rydex VT Mid-Cap		International Equity VT
%	Lord Abbett Series	%	Pioneer Equity Income VCT		1.5x Strategy	%	Wells Fargo Advantage
	Fundamental Equity VC	%	Pioneer High Yield VCT	%	Rydex VT NASDAQ-100®		Intrinsic Value VT
%	Lord Abbett Series Growth	%	Pioneer Real Estate Shares	%	Rydex VT NASDAQ-100®	%	Wells Fargo Advantage
	and Income VC		VCT		2x Strategy		Omega Growth VT
%	Lord Abbett Series Growth	%	Pioneer Strategic Income	%	Rydex VT Nova	%	Wells Fargo Advantage
	Opportunities VC		VCT	%	Rydex VT Precious Metals		Opportunity VT
%	Lord Abbett Series Mid Cap	%	Power Income VIT	%	Rydex VT Real Estate	%	Wells Fargo Advantage
	Stock VC	%	Putnam VT Absolute Return	%	Rydex VT Retailing		Small Cap Value VT
%	Lord Abbett Series Total		500%		Rydex VT Russell 2000®	%	Western Asset Variable
	Return VC	%	Putnam VT Capital		1.5x Strategy		Global High Yield Bond
%	Lord Abbett Series Value		Opportunities	%	Rydex VT Russell 2000®
	Opportunities VC	%	Putnam VT Diversified		2x Strategy	Must Total 100%
%	MFS® VIT Emerging Markets		Income	%	Rydex VT S&P 500
	Equity	%	Putnam VT Equity Income		2x Strategy
%	MFS® VIT High Yield

Please Continue

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4. Provide Signature

I understand and authorize the transaction(s) requested on this form.

X			X
	Signature of Owner	Date (mm/dd/yyyy)		Signature of Joint Owner (if applicable)	Date (mm/dd/yyyy)

X
	Signature of Representative (optional)	Date (mm/dd/yyyy)		Print Name of Representative

Mail to: First Security Benefit Life Insurance and Annuity Company of New York • Administrative Office • PO Box 750497 • Topeka, KS 66675-0497 or
Fax to: 1-785-368-1772
Visit us online at www.securitybenefit.com

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